                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:           / / Confidential, for Use of the
     / / Preliminary proxy statement          Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       CLEMENTE GLOBAL GROWTH FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


     ---------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary meterials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                       CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996
                            ------------------------

     The Annual Meeting of Stockholders of Clemente Global Growth Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, 25th Floor, New York, New York 10019, on April 24, 1996 at 9:30 a.m., New York time, for the following purposes:

          1. To elect Adrian C. Cassidy and Leopoldo M. Clemente, Jr. as Class II directors for terms of three years (expiring in 1999) and until their successors are duly elected and qualified;

          2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1996; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 6, 1996 as the record date for the meeting. Only holders of record of the Fund's Common Stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1995 has been previously mailed to stockholders.

                                          By order of the Board of Directors,

                                          WILLIAM H. BOHNETT
                                          Secretary
Dated: March 15, 1996

                                   IMPORTANT

     UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                       CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996
                            ------------------------

                              GENERAL INFORMATION

     The Board of Directors of the Fund solicits the proxies of the holders of the Fund's Common Stock for use at the Annual Meeting of Stockholders to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, 25th Floor, New York, New York 10019, on April 24, 1996, at 9:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. The Proxy Statement and the form of proxy were first sent to stockholders on March 15, 1996. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, facsimile or personal interview. In addition, the Fund has engaged the services of Georgeson & Company Inc., a professional proxy solicitation firm, to solicit proxies from its stockholders. The contract between the parties provides for customary solicitation services at a cost not to exceed $6,000, plus expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of Common Stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of Common Stock.

     Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on March 6, 1996 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on March 6, 1996 was 5,892,400.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (800) 937-5449.

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors (Class II) whose term will expire at the 1996 Annual Meeting consists of two present directors: Adrian C. Cassidy and Leopoldo M. Clemente, Jr. are each nominated for election for a term of three years and until their successors are duly elected and qualified. Directors shall be elected by a plurality of the shares voting at the meeting. Votes shall be tabulated by the Fund's transfer agent. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     Each of the nominees is currently a director and has served since the commencement of the Fund's operations. Each nominee has consented to serve as a director of the Fund if elected. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such nominees or directors.

                      NOMINEES WHOSE TERMS EXPIRE IN 1999
                                   (CLASS II)

                                                                                     NUMBER AND
                                                                                   PERCENTAGE (IF
                                                                                    OVER 1%) OF
                                                                                     SHARES OF
                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
                                         PRINCIPAL OCCUPATION DURING PAST FIVE      OWNED AS OF
       NAME AND ADDRESS         AGE                      YEARS                     MARCH 6, 1996
------------------------------  ---    ------------------------------------------  --------------
Adrian C. Cassidy               80     Director of the Fund since June 1987;            1,000
71 Selby Lane                          Marketing Consultant to Discount
Atherton, CA 94027                     Corporation of New York Advisers from
                                       April 1985 through 1989; Director of
                                       Datron Systems, Inc. and The First
                                       Philippine Fund Inc.
*Leopoldo M. Clemente, Jr.      57     President and Director of the Fund since         1,000(1)
152 West 57th Street                   June 1987; President and Chief Investment
New York, NY 10019                     Officer of Clemente Capital, Inc. since
                                       January 1989; Director of The First
                                       Philippine Fund Inc. and Philippine
                                       Strategic Investment (Holdings) Limited.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                  (CLASS III)

                                                                                     NUMBER AND
                                                                                   PERCENTAGE (IF
                                                                                    OVER 1%) OF
                                                                                     SHARES OF
                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
                                         PRINCIPAL OCCUPATION DURING PAST FIVE      OWNED AS OF
       NAME AND ADDRESS         AGE                      YEARS                     MARCH 6, 1996
------------------------------  ---    ------------------------------------------  --------------
Sam Nakagama                    70     Director of the Fund since June 1987;            1,000(2)
74 Trinity Place                       Chairman and Chief Economist at Nakagama &
Suite 500                              Wallace Inc. since February 1983.
New York, NY 10006
G. Peter Schieferdecker         71     Director of the Fund since June 1987;            3,000
15 Pilot Rock Lane                     Executive Vice President and Treasurer of
Riverside, CT 06878                    the Fund from June 1987 through December
                                       1989; President and Chief Operating
                                       Officer of Clemente Capital, Inc. from
                                       March 1986 through December 1988.
Thomas H. Lenagh                75     Director of the Fund since June 1987;            1,000
Greenwich Office Park #6               independent financial adviser since 1984;
Greenwich, CT 06830                    Director of CML Group, Inc., Gintel Funds,
                                       US Life, Adams Express, Irvine Sensors,
                                       Inc., ICN Pharmaceuticals, Franklin Quest
                                       and V-Band Corp.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                   (CLASS I)

                                                                                     NUMBER AND
                                                                                   PERCENTAGE (IF
                                                                                    OVER 1%) OF
                                                                                     SHARES OF
                                                                                    COMMON STOCK
                                                                                    BENEFICIALLY
                                         PRINCIPAL OCCUPATION DURING PAST FIVE      OWNED AS OF
       NAME AND ADDRESS         AGE                      YEARS                     MARCH 6, 1996
------------------------------  ---    ------------------------------------------  --------------
*Lilia C. Clemente              55     Chairman and Director of the Fund since          1,000(1)
152 West 57th Street                   June 1987; Chairman and Chief Executive
New York, NY 10019                     Officer of Clemente Capital, Inc. since
                                       1986; Director of The First Philippine
                                       Fund Inc. and Philippine Strategic
                                       Investment (Holdings) Limited.
Robert B. Oxnam                 53     Director of the Fund since June 1987;              500
630 Fifth Avenue                       Senior Advisor, Bessemer Securities
New York, NY 10111                     Corporation since November 1992;
                                       President, The Asia Society Inc., a
                                       non-profit, non-political educational
                                       institution, from 1981 through 1992;
                                       Director of The First Philippine Fund Inc.
Baron J.G.A. Sirtema            70     Director of the Fund since June 1987;              500
  van Grovestins                       Retired since September 1988; Chief
Middenduinendaalseweg 25               General Manager of Algemene Bank Nederland
2061 AP Bloemendaal                    N.V. from 1975 to September 1988.
The Netherlands
All Directors and Officers as                                                           9,000
  a Group (10 persons)

---------------

(1) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are husband and wife.

(2) Mr. Nakagama holds his shares jointly with his wife.

  * "Interested Person" of the Fund, as defined in the Investment Company Act of 1940, as amended, by reason of such person's positions with the Fund, the Adviser or both.

     In addition to Mr. and Mrs. Clemente, William H. Bohnett and Thomas J. Prapas serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board of Directors.

       NAME AND ADDRESS         AGE          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  ---    --------------------------------------------------------
William H. Bohnett              47     Secretary of the Fund since June 1987; Partner of the
666 Fifth Avenue                       law firm of Fulbright & Jaworski L.L.P. since February
New York, NY 10103                     1991.
Thomas J. Prapas                57     Treasurer of the Fund since January 1990; Economist and
152 West 57th Street                   Managing Director at Clemente Capital, Inc. since June
New York, NY 10019                     1986.

     The Board of Directors of the Fund held four regular meetings during 1995. All directors attended at least 75% of such meetings. The Audit Committee, presently consisting of Messrs. Schieferdecker, Nakagama and Oxnam, met once during 1995. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $500 for each directors' meeting which they attend and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. The Fund does not pay any pension or other benefits to its directors. For the fiscal year ended December 31, 1995, the following table sets forth compensation received by the Fund's directors from the Fund and The First Philippine Fund Inc., a registered closed-end investment company for which Clemente Capital, Inc., acts as investment adviser.

                                                                               TOTAL COMPENSATION FROM
                                                             COMPENSATION      THE FUND AND THE FIRST
                    NAME OF DIRECTOR                         FROM THE FUND      PHILIPPINE FUND INC.
---------------------------------------------------------    -------------     -----------------------
Leopoldo M. Clemente, Jr.................................             0                      0
Sam Nakagama.............................................        10,500                 10,500
Adrian C. Cassidy........................................        10,000                 22,500
G. Peter Schieferdecker..................................        10,500                 10,500
Thomas H. Lenagh.........................................         9,500                  9,500
Lilia C. Clemente........................................             0                      0
Baron J.G.A. Sirtema van Grovestins......................        10,000                 10,000
Robert B. Oxnam..........................................        10,500                 22,500

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as directors and officers of the Fund, receives an investment advisory fee.

     Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

     As of March 6, 1996, LTB Trust, 6620 W. Broad Street, Richmond, Virginia 23230 owned approximately 5.1% of the outstanding common shares of the Fund. As of such date, no other person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                        RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of Price Waterhouse LLP has been selected as the Fund's independent accountants for the year ending December 31, 1996. Such selection is being submitted to the stockholders for ratification. The employment of Price Waterhouse LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. Price Waterhouse LLP has acted as the Fund's independent accountants from its inception through December 31, 1995.

     The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

     A representative of Price Waterhouse LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     Clemente Capital, Inc., the Fund's investment adviser (the "Adviser"), has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, Chairman and Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., President and Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are:
Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Michael K. Majure, Executive Vice President of Diaz-Verson Capital Investments, Inc.; Irving L. Gartenberg, Esq., general counsel to the Adviser; and Thomas J. Prapas, Managing Director and Chief Economist for the Adviser. Mrs. Clemente owns approximately 70% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. Prapas is 152 West 57th Street, New York, New York 10019. The address for Messrs. Diaz-Verson and Majure is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017.

THE ADMINISTRATOR

     Furman Selz LLC, formerly known as Furman Selz Incorporated, the Fund's administrator (the "Administrator"), has its principal office at 237 Park Avenue, New York, New York 10017.

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the meeting.

                              1997 ANNUAL MEETING

     Stockholder proposals meeting the requirements contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 1997 Annual Meeting of Stockholders must be received by the Fund on or before November 1, 1996 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                                          Clemente Global Growth Fund, Inc.

                                          WILLIAM H. BOHNETT
                                          Secretary
Dated: March 15, 1996

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                                     PROXY

                       CLEMENTE GLOBAL GROWTH FUND, INC.

        The undersigned stockholder of Clemente Global Growth Fund, Inc. (the "Fund") hereby constitutes and appoints Lilia C. Clemente, Robert B. Oxnam and William H. Bohnett, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Wednesday, April 24, 1996 at 9:30 A.M., New York time, at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

        THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES (I) TO VOTE IN ACCORDANCE WITH THE AFOREMENTIONED INSTRUCTIONS WITH RESPECT TO THE ELECTION OF DIRECTORS, AND THE RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF THE FUND'S INDEPENDENT ACCOUNTANTS, BUT, IF NO SUCH SPECIFICATION IS MADE, (II) TO VOTE FOR THE ELECTION OF TWO DIRECTORS INTO CLASS II (EXPIRING 1999), (III) TO VOTE FOR THE RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF THE FUND'S INDEPENDENT ACCOUNTANTS, AND (IV) TO VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

   PROXY SOLICITED ON BEHALF OF CLEMENTE GLOBAL GROWTH FUND, INC.'S BOARD OF
         DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1996

                    (To be dated and signed on reverse side)

                                                            [SEE REVERSE SIDE]

    Please mark boxes
/x/ in blue or black ink.


                                   FOR ALL NOMINEES
                                 LISTED above (except          WITHHOLD AUTHORITY
                                 as indicated to the        to vote for all nominees
                                   contrary below)               listed above
(a) Election of two Direc-                                                      NOMINEES:  Adrian C. Cassidy and
    tors, as set forth                                                                     Leopoldo M. Clemente, Jr.
    below, for the terms
    specified below and               /  /                          /  /
    until their successors are duly
    elected and qualified: Class II
    (expiring 1999)

(INSTRUCTION: To withhold authority to vote for an individual, write that nominee's name in the space provided below)

------------------------------------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN
(b) To ratify the selection by the Board of        /  /      /  /        /  /
    Directors of Price Waterhouse LLP as the
    Fund's independent accountants for the year ending December 31, 1996;

(c) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof; all as set forth in the Notice of Annual Meeting, dated March 15, 1996, and the accompanying Proxy Statement, receipt of which is hereby acknowledged.

IMPORTANT: Signature(s) should correspond with the stenciled name appearing hereon. When signing in a fiduciary or representative capacity, give full title as such. When more than one owner, each should sign.

SIGNATURE(S)                                              DATED:         , 1996
            ---------------------------------------------       ---------
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.